EX 99.28(h)(35)(xii)

Amendment to

Amended and Restated Transfer Agency Agreement

Between JNL Series Trust and

Jackson National Asset Management, LLC

This Amendment is made by and between JNL Series Trust, a Massachusetts business trust (the “Trust”), and Jackson National Asset Management, LLC, a Michigan limited liability company (“JNAM”).

Witnesseth

Whereas, the Trust and JNAM (the “Parties”) entered into an Amended and Restated Transfer Agency Agreement effective February 28, 2012, as amended (the “Agreement”).

Whereas, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate funds (the “Funds”) of the Trust and the owners of record thereof.

Whereas, the Board of Trustees of the Trust has approved the following changes (collectively, the “Changes”), effective September 25, 2017:

1)	Fund name changes for the following eight funds:

JNL Disciplined Moderate Fund to the JNL Moderate Growth Allocation Fund;
JNL Disciplined Moderate Growth Fund to the JNL Growth Allocation Fund;
JNL Disciplined Growth Fund to the JNL Aggressive Growth Allocation Fund;
JNL Institutional Alt 20 Fund to the JNL Institutional Alt 25 Fund;
JNL/American Funds Balanced Allocation Fund to the JNL/American Funds Moderate Growth Allocation Fund;
JNL/BlackRock Natural Resources Fund to the JNL/BlackRock Global Natural Resources Fund;
JNL/DFA Moderate Allocation Fund to the JNL/DFA Moderate Growth Allocation Fund; and
JNL/PIMCO Total Return Bond Fund to the JNL/DoubleLine® Core Fixed Income Fund.

2)	The addition of the following twenty-one new funds:

JNL/ClearBridge Large Cap Growth Fund;
JNL/GQG Emerging Markets Equity Fund;
JNL/Invesco Diversified Dividend Fund;
JNL S&P 500 Index Fund;
JNL/Mellon Capital S&P 1500 Growth Index Fund;
JNL/Mellon Capital S&P 1500 Value Index Fund;
JNL/Mellon Capital Consumer Staples Sector Fund;
JNL/Mellon Capital Industrials Sector Fund;
JNL/Mellon Capital Materials Sector Fund;
JNL/Mellon Capital Real Estate Sector Fund;
JNL/PIMCO Income Fund;
JNL/Vanguard Capital Growth Fund;
JNL/Vanguard Equity Income Fund;
JNL/Vanguard Global Bond Market Index Fund;
JNL/Vanguard Growth Allocation Fund.
JNL/Vanguard International Fund;
JNL/Vanguard International Stock Market Index Fund;
JNL/Vanguard Moderate Allocation Fund;
JNL/Vanguard Moderate Growth Allocation Fund;
JNL/Vanguard Small Company Growth Fund; and
JNL/Vanguard U.S. Stock Market Index Fund.

3)	Fund mergers for the following three funds:

JNL Alt 65 Fund into the JNL Institutional Alt 50 Fund;
JNL Institutional Alt 35 Fund into the JNL Institutional Alt 20 Fund; and
JNL/Red Rocks Listed Private Equity Fund into the JNL/Harris Oakmark Global Equity Fund.

Whereas, pursuant to approval of the Changes, as outlined above, the Parties have agreed to amend Schedule A of the Agreement, effective September 25, 2017, to:

1)	Add the twenty-one new funds.

2)	Update the eight fund names for the fund name changes outlined above.

3)	Remove the following three funds:

JNL Alt 65 Fund;
JNL Institutional Alt 35 Fund; and
JNL/Red Rocks Listed Private Equity Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 25, 2017, attached hereto.

2)
Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Trust and JNAM have caused this Amendment to be executed, effective September 25, 2017.

Attest:		JNL Series Trust

By:	/s/ Michelle L. Swan	By:	/s/ Kristen K. Leeman
	Michelle L. Swan	Name:	Kristen K. Leeman
		Title:	Assistant Secretary

Attest:		Jackson National Asset Management, LLC

By:	/s/ Michelle L. Swan	By:	/s/ Mark D. Nerud
	Michelle L. Swan	Name:	Mark D. Nerud
		Title:	President and CEO

Schedule A
Dated September 25, 2017

Funds

JNL/American Funds Balanced Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/AB Dynamic Asset Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund

Funds

JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Invesco China-India Fund
JNL/Invesco Diversified Dividend Fund;
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund

Funds

JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MFS Mid Cap Value Fund
JNL/MMRS Conservative Fund
JNL/MMRS Growth Fund
JNL/MMRS Moderate Fund
JNL/Neuberger Berman Strategic Income Fund

Funds

JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund

Funds

JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate Allocation Fund
JNL/Vanguard Moderate Growth Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund